Exhibit 99.2

Pentiv

Introducing Pentiv

NYSE American: PAPL · PTIV effective on or about October 26, 2026

October 2026

Forward-looking statements

This presentation of Pentiv, the operating brand of Pineapple Financial Inc. (the "Company"), includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact, including statements about the company's plans, product development, objectives, expectations, and intentions, are forward-looking and are subject to risks and uncertainties described in the company's filings with the Securities and Exchange Commission. Actual results may differ materially. The company undertakes no obligation to update any forward-looking statement except as required by law.

Risks that could cause results to differ include digital asset price volatility and collateral requirements under the company's secured financing, the January 2027 maturity of that financing, concentration of share ownership, related-party arrangements, Canadian mortgage market conditions, the company's ability to license its platform to other brokerages, and the timing and effectiveness of the ticker change and proposed corporate renaming. The company's Form 10-Q for the quarter ended May 31, 2026, discloses substantial doubt about its ability to continue as a going concern.

The corporate renaming of Pineapple Financial Inc., a corporation continued under the Canada Business Corporations Act, to "Pentiv Inc." is subject to shareholder approval; unless and until it becomes effective, SEC filings and press releases are made under the name Pineapple Financial Inc. (CIK 0001938109). The company's common shares trade on NYSE American under the ticker "PAPL" until the ticker change to "PTIV" becomes effective, which is anticipated to occur on or about October 26, 2026.

Financial figures are in U.S. dollars, the company's reporting currency, and are unaudited unless noted. Origination volume and mortgage counts are operating metrics, not financial statement figures; origination volume is stated in Canadian dollars.

This presentation includes non-GAAP measures: adjusted EBITDA, and net income excluding the change in fair value of digital assets. The most directly comparable GAAP measure is shown alongside each.

Contents

Part I

The company today

Pineapple

Pineapple Financial today

A technology-led Canadian mortgage brokerage, headquartered in Toronto. Its agents already work on one shared system of record.

$10B+	29,000+	~500
originated all time	mortgages funded	mortgage agents in the network
One platform, lead to close	Operating discipline	Data-rich by design
PineappleONE and ~15 Pineapple+ apps run the agent workflow from lead to close on one shared database.	Moving from infrastructure build to operating discipline: increased efficiency & structural reductions lowered operating expenses by 39.5% in the first nine months of fiscal 2026.	Each deal adds hundreds of structured data points to PineappleDB, the base for future lender data products.

Q3 FY2026 highlights

Three and nine months ended May 31, 2026

$2.05M	Nine-month revenue of **$2.05M**, down 9.2% from $2.26M year-over-year. Nine-month mortgage volume of about $1.15B, against about $1.18B a year earlier.
11.6%	Subscription revenue up **11.6%** to about $625K over the nine-month period.
39.5%	Salaries, wages, and benefits down **39.5%** over the nine-month period, reflecting cost management and operating efficiency.
$479K	Positive adjusted EBITDA of approximately **$479K** for the first nine months (1). GAAP net loss for the same period was $1.3M ($0.09 per share).
$25.3M	Q3 FY2026 net income of approximately **$25.3M** ($0.99 per share), including a $25.8M non-cash increase in the value of digital assets; excluding that item, a net loss of approximately $0.6M (1).
$51.6M	Shareholders’ equity of approximately **$51.6M** at May 31, 2026, from $0.9M at the start of the fiscal year, mainly from the January 2026 private placement.

(1) Non-GAAP measures; the most directly comparable GAAP figure is shown alongside each, as presented in the Company’s Form 10-Q for the quarter ended May 31, 2026.

Fiscal Year 2026 ended August 31, 2026. Full-year results will be reported in the Form 10-K.

The company is not providing guidance in this presentation.

Three income streams, at different stages

PILLAR I

Brokerage and platform

$2.05M

Revenue, first nine months of fiscal 2026 (prior year: $2.26M)

Mortgage brokerage revenue and Pineapple+ subscriptions, which grew 11.6% to about $625K. Brokerage licensing is the next line.

PILLAR II

Data subscriptions

Pre-revenue

No lender subscription is in paid production.

Structured loan data sold to lenders as recurring subscriptions under defined service levels.

PILLAR III

Treasury yield

$621K

Staking income, first nine months; reported as other income, not revenue

Staking on the company's INJ under the Treasury Reserve Policy. Staking provides a recurring, productive source of token-denominated income.

Balance sheet at May 31, 2026

Unaudited, from the Form 10-Q. All loans receivable and payable are with related parties.

Total assets	$75.9M
Shareholders’ equity	$51.6M
Digital assets	$49.4M
Loans receivable, related parties	$12.0M
Cash and restricted cash	$10.5M
Total liabilities	$24.2M
Working capital	($0.05M)

$5.1M unrestricted cash

Of $10.5M in cash and restricted cash, $5.4M is pledged as collateral. Current assets of $23.49M against current liabilities of $23.54M.

~96.6% of INJ pledged

7.30M of 7.56M INJ ($49.4M at May 31; 65% of total assets) secure the FalconX facility, raised to $24.0M on June 2, 2026, and guaranteed by the Injective Foundation.

All loans are with related parties

Loans payable of $21.4M — principally the $19.4M FalconX facility (8.25%, due January 16, 2027) — against $12.0M of loans receivable from FalconX and treasury counterparties: a net position of $9.4M.

Full terms are described in Note 12 of the Form 10-Q.

Share repurchase authorization of up to $15M (April 22, 2026); $12M of it requires further board approval. 554,581 shares repurchased for about $0.65M through May 31, 2026.

Shares outstanding: 25,271,197 at July 20, 2026. Fully diluted at May 31, 2026: about 26.9M, including 1.2M warrants (1.04M at $3.80), 0.1M options, and 46K RSUs.

The Form 10-Q for the quarter ended May 31, 2026.

Leadership and governance

Leadership

Shubha Dasgupta
Chief Executive Officer and Co-founder

Mortgage and fintech executive with 16+ years of experience.

Kendall Marin
President, Chief Operating Officer, and Co-founder

Operations-focused mortgage executive with 10+ years of experience.

Usman Maher
Chief Financial Officer and Chief Strategy Officer

Previously Senior Director of Strategic Finance at SoFi.

Sarfraz Habib
Chief Accounting Officer and Controller

Finance executive with 25+ years of public-company experience.

Board of directors

Drew Green
Chairman and Co-founder; independent

Founder, chairman, or shareholder in dozens of private and public companies, including Indochino.

Paul Baron
Independent director

Owner of Century 21 Leading Edge Realty.

Tasis Giannoukakis
Independent director

Owner, broker, and manager of Century 21 Leading Edge Realty.

Anthony Georgiades
Director, Chair of the Advisory Committee

General Partner at Innovating Capital.

Digital asset and infrastructure advisors

Eric Chen
Advisory Board Chairman

CEO and Co-founder of the Injective Foundation.

Mirza Uddin
Advisory Board President

Chief Operating Officer at the Injective Foundation.

Cooper Emmons
Institutional Markets Advisor

Advisor to the Injective Foundation.

The company's digital asset advisors come from the Injective ecosystem: the network the company stakes on, participates in governing, and intends to build on. They advise the board's Special Advisory Committee; treasury decisions rest with the board under the Treasury Reserve Policy.

Part II

Pineapple becomes Pentiv

A name built for what this company is becoming, not what it was.

Pentiv

Why the name changes

The company has outgrown its name. Pentiv names what it has become: an intelligence platform for brokerage operations, with Pineapple as its operating network and first customer.

What changed

1. The platform was built inside Pineapple, on its own files, and runs its book today.
2. Pineapple's mortgage agents work on one shared system of record, and Pentiv's first AI workflows already run on it in production.
3. Pineapple+ subscription revenue grew 11.6% in the first nine months of FY2026.
4. The platform is designed to be licensed to other brokerages, per brokerage rather than per seat.

What Pentiv stands for

Foundation

One shared system of record that every agent and workflow runs on.

Structure

Rules-based and auditable: every action is logged against the file.

Platform

Named for the pendentive, which carries a dome. Pentiv carries agents' work from recruiting to renewal.

Pineapple built the network. Pentiv is the platform.

Customer zero

Pineapple

A Canadian brokerage network of ~500 agents. The platform was built inside it, on its own files, and runs its book today.

The platform

Pentiv

An intelligence platform for the agent lifecycle, built inside an operating brokerage and designed to be licensed to others.

The market

Every brokerage

Independent brokerages that need to recruit, retain, and grow agents. The same platform, licensed per brokerage rather than per seat.

Where Pentiv operates

Where mortgage tech has focused

Origination, underwriting, documents, funding. The transaction side is crowded with capable software.

Where Pentiv operates

The people and workflows behind distribution: recruiting, retention, and renewals. Much of this work is still done in spreadsheets and by hand.

Ontario alone has 1,162 licensed mortgage brokerages and about 18,200 licensed brokers and agents (FSRA, June 30, 2025). The company's recruiting program targets 40,000+ agents nationwide (May 5, 2026 release).

Distribution is where brokerages win or lose. Point tools exist for recruiting, CRM, and renewals; what is missing is one record that connects them.

One platform for the agent lifecycle

Pentiv unifies the data, workflows, and applied intelligence behind recruiting, onboarding, coaching, origination, borrower engagement, and renewals. Every tool works from the same record, and every action is logged and auditable.

Recruiting	**In production**	Finds and qualifies agent candidates and runs outreach to them at scale.
Onboarding and licensing	Roadmap	Carries a new agent from signed paperwork to first funded deal, with licensing tracked and stamped for audit.
Coaching and insights	Roadmap	Reviews each agent's pipeline weekly and benchmarks their numbers against peers at the same stage.
Origination	**Integrating**	Generates more leads from the client book and inbound channels, and helps agents close more borrowers.
Borrower engagement	Roadmap	Screens and follows up with borrowers while agents work the live files.
Renewals	**In production**	Works every maturing file so more of the book renews within the network.
Payouts and concierge	Roadmap	Shows how each commission was calculated, and answers platform questions from the network's own records, citing the file it pulled from.

Mortgage agents can cut the time from signing to first funded deal to 30 days on average, down from 90.

From fragmented documents to a unified loan record

Every originated deal feeds hundreds of structured data points into a single, auditable loan master record.

Borrower and agent personal information is handled under PIPEDA and applicable provincial privacy law. Loan records are used to run the brokerage today; any lender data product would use consented, de-identified data.

What that enables

Now: structured, queryable records for every deal

Now: a record every audit can walk, deal by deal

Later: lender analytics through dashboards and APIs

Later: institutional data access for lenders

- Internal dashboards (live)
- Lender portal pilot
- Paid lender pilots
- Data services at scale

The Pentiv flywheel

The platform runs the lifecycle
Recruiting through renewals, from one record.


1
2
3
4
5
Pentiv
Each turn strengthens the next

Agents grow
They close more, earn more, and stay.

The network expands
More brokerages license the same platform.

Data compounds
Every funded deal enriches the dataset.

Revenue reinvests
Licensing fees, and later data products, fund the next capability.

How Pentiv grows from here

Deepen the network

Agent growth, productivity per agent, and a lower cost per funded loan inside Pineapple.

License the platform

Bring Pentiv to independent brokerages under their own brand, licensed per brokerage rather than per seat. Licensed deployments run on segregated records: nothing routes a licensee’s agents, files, or renewals into Pineapple’s network. Files, lender relationships, and compliance history migrate as structured records.

Build data products

Longer term: structured, consented loan data for lenders, sold as subscriptions under defined service levels. Pre-revenue today.

Initial market: 1,162 licensed brokerages in Ontario alone.

A treasury that supports the platform

The digital asset treasury holds INJ, the native token of the Injective network, and earns staking income: about $621K in the first nine months of fiscal 2026. Most of the holdings came in through the January 2026 private placement.

There is also a longer-term purpose. Pentiv intends to use Injective for elements of its business, and staking and governance participation give it a stake in the infrastructure it plans to build on.

Digital asset exposure alone is not the business model. The treasury supports the platform, and the platform's value to customers is what drives the business.

Digital assets of approximately $49.4M (7.56M INJ) on May 31, 2026. INJ is volatile, and its current value can differ materially from the reported figure.

Treasury Reserve Policy (effective May 31, 2026), overseen by the board's Special Advisory Committee: A. Georgiades (chair), D. Green, P. Baron

Asset managers and advisors: Canary, MonarQ and Innovating Capital. Innovating Capital is affiliated with director A. Georgiades, and its affiliates are also treasury counterparties.

Institutional custody with BitGo; pledged INJ is held under account control agreements in favor of the lender

mNAV as of May 31, 2026

Enterprise Value	
Market cap (25,534,070 shares at $1.07)	$27,321,455
Less: unrestricted cash	($5,089,707)
Plus: loans payable, interest, payable and warrant liabilities	$21,729,171
Enterprise Value	**$43,960,919**

Treasury Value	
Digital assets	$49,400,549
Plus: loans receivable	$12,002,619
Plus: cash restricted for DAT operations	$5,424,320
Plus: other DAT assets	$560,711
Treasury Value	**$67,388,199**

mNAV 0.65 : 1.00

The Company's Digital Asset Treasury ("DAT") strategy has built a treasury asset base (digital assets, treasury-related receivables and collateral balances) valued at $67.4 million as of May 31, 2026. At the same date, the Company's enterprise value was $44.0 million.

The mNAV of 0.65x means the market's valuation of the entire company (platform, brokerage network, and treasury together) stood at roughly two-thirds of the treasury asset base alone.

Modified Net Asset Value ("mNAV") is a supplemental, non-GAAP metric used to evaluate the Company's market valuation relative to the capital deployed in its Digital Asset Treasury strategy. mNAV equals Enterprise Value (market capitalization less cash, plus loans payable, interest payable and warrant liabilities) divided by Treasury Value (fair value of digital assets, plus treasury-related receivables, restricted collateral balances, and other DAT assets).

All figures are as of May 31, 2026, per the Company's Form 10-Q, including the $1.07 share price on that date; mNAV changes continuously with the share price and digital-asset values.

mNAV is not a GAAP measure of performance or liquidity, involves management judgment, may not be comparable to similarly titled metrics of other companies, and is not an indication of the value or trading price of the Company's shares. The Company undertakes no obligation to update this metric.

Part III

Building Pentiv

The AI plan, built on top of Pineapple+, and the CFO and CSO brought in to lead its financial and strategic execution.

Pineapple+ today

An in-house hub of about 15 apps on one shared database, wrapped around licensed industry tools.

Stage	What the agent gets	App	Status
Attract leads	Websites with online application; AI builder	Website, Core	Live
Manage contacts	Contacts, partners, leads, mail merge	Connections	Live
Market to clients	Email campaigns off contact data	Salesforce Mktg Cloud	Live; run centrally
Application, credit	Online application; credit pull in the deal	ONE, Equifax	Live; TransUnion 2027
Collect documents	Client upload portal; e-signature	DocPortal, DocuSign	Live
Structure, submit	Calculators, lender products, submission	ONE, Filogix, Newton	Live
Clear conditions	Condition tracking with AI assistance	ONE (Maui)	Live since 2025
Get paid	Commission paid the day the loan funds	Scarlett Pay	Live; in-house Pay scoping
Renew and retain	Renewal reporting and dashboards	Insights	Live
Track performance	Personal and brokerage dashboards	Insights, Plus	Live
Learn	Courses, PMAC content, manuals	Juice, Products	Live
Get help	Support tickets and FAQs	Cases	Not built

Around the hub

Built on licensed tools

Filogix and Newton for lender submission, Equifax, DocuSign, Salesforce Marketing Cloud, Power BI, SmarterU, Scarlett, and NetSuite.

One sign-on

Every app sits behind one Google sign-on and reads from the same shared database.

AI in production today

Shipped: an AI website generator (2023) and deal-condition assistance (2025); Gemini powers deal intelligence in ONE.

Built on top of Pineapple+

Pentiv does not replace Pineapple's systems. Its AI workflows sit on top of Pineapple+, the in-house hub Pineapple's agents already use, and on one shared rules engine.

Group	Layer	Status	Description
Pentiv adds	Pentiv AI workflows	Two in production, one integrating	Recruiting assistant and alternative renewals in production; origination being integrated.
Pentiv adds	Rules engine	No rule goes live until it is signed off	Owns every question with a single right answer: consent, channel, calling hours, legal basis, math, deadlines, and the audit trail.
Pineapple runs today	Pineapple+	Live	About 15 in-house apps on one shared database, covering the agent's work from first lead to commission and renewal.
Pineapple runs today	Licensed industry tools	Live	Lender submission, credit, e-signature, marketing, and reporting tools, connected through Pineapple+.

AI plan: the vision

An AI agent layer on Pineapple+ that runs the agent lifecycle, from recruiting to retention, and takes the admin out of renewals and origination.

THE VISION

A brokerage where AI handles the recruiting, onboarding, coaching, and renewal admin, so licensed agents spend their time advising borrowers.

HOW WE BUILD IT

Rules decide; the AI communicates. Compliance, scoring and routing run on signed-off rules.

No new system of record. Agents read from and write to Pineapple+ and its database.

The talent lifecycle is the gap. Other market players automate lending, not agent recruiting and retention.

THE PLAN

DELIVERED

Recruiting & Alternative Renewals

Both in production.

INTEGRATING

Origination

Client books and inbound leads, starting with Ontario teams.

NEXT

The next wave of agents

Starting with onboarding, coach, retainer, and concierge.

LATER

Offer to other brokerages

Licensing the platform; agent–borrower matching once the data supports it.

AI plan: being delivered

Recruiting and Alternative Renewals are delivered and in production; Origination is being integrated into Pineapple+.

1 **Recruiting Assistant** — In production

Finds and engages licensed agents at other brokerages, runs outreach cadences, and books discovery calls.

2 **Alternative Renewals** — In production

B-lender, private, and MIC renewals: handles the admin, gets the lender's terms, and hands the agent an options package.

3 **Origination** — Integrating

Mines the existing client book and inbound leads, qualifies them, and routes each lead to the right agent.

Being integrated into Pineapple+, starting with one or two Ontario teams' books and leads.

How it is built

One rules engine owns every question with a single right answer: consent, channel, calling hours, legal basis, math, deadlines, and the audit trail. The AI model only fills bounded blanks in approved templates, and nothing recommends a product or quotes a rate. Every rule sits in a signed policy pack citing the regulation; no rule goes live until it is signed off.

Guardrails and critical path

No new system of record; no model making regulatory or advice decisions; human review of anything sent to a borrower; Ontario first. The critical path is compliance sign-off, not engineering.

Rollout sequence

Run alongside agents

Each workflow first runs in shadow on real files, and the owning agents grade the output.

Go live in Ontario

Each workflow goes live in Ontario only after compliance signs off its rules. Recruiting and alternative renewals are live.

Extend across Pineapple

More teams, books, and provinces inside Pineapple's network.

Offer to licensed brokerages

The same workflows, licensed to other brokerages on segregated records.

AI plan: the next wave of agents

Next on the roadmap once the first three are proven, built on the same rules engine and existing Pineapple+ systems.

4

Onboarding

Starts once the agreement is signed. Builds a checklist by province and agent type, chases documents, provisions the platform, and escalates blockers.

TARGET

14–21 days down to 5–7

Agentic upgrade in development

5

Coach

Combines performance, deal, training, and activity data into weekly coaching summaries benchmarked against each agent's cohort.

GUARDRAIL

Suggestions, never directives

Agentic upgrade in development

6

Retainer

Watches performance, activity, email, training, and login signals for disengagement, then escalates in steps: team lead, agent, leadership.

TARGET

12-month retention from 65–70% to 85%+

Agentic upgrade in development

7

Concierge

Chat assistant that answers platform and policy questions from internal manuals and training, cites sources, and escalates when unsure.

PRIORITY

Lowest; can be sequenced later

Agentic upgrade in development

Figures are internal design targets for products in development - not forecasts, guidance, or measured results. Baselines (14–21-day onboarding; 65–70% 12-month agent retention) are management estimates based on Pineapple's internal operating data; targets reflect intended product outcomes. No product shown is in production, and development, deployment, and achievement of targets are not assured. Actual results may differ materially. These forward-looking statements are subject to the risks described at the front of this presentation.

Introducing Usman Maher



Chief Financial Officer and Chief Strategy Officer

Building Pentiv asks its CFO to turn a platform built inside a brokerage into a licensed business, to manage the capital structure and its financing, and to report new kinds of milestones with discipline. Usman Maher was brought in for that combination.

Platform strategy and monetization

Turning Pentiv into a licensing business requires clear pricing, scalable economics, and a disciplined path to market.

At SoFi, he built the finance function for the member platform as it grew into a meaningful contributor to P&L.

Operating performance and growth

Scaling Pentiv requires aligning resources with growth priorities, improving efficiency, and measuring execution.

He spent four years in private equity and special situations at Lone Star Funds, and six at a $1B hedge fund.

Financial reporting and oversight

Supporting Pentiv's growth requires reliable financial reporting, clear performance metrics, and effective board oversight.

He has been a CFA charterholder since 2011 and holds an MBA from Chicago Booth.

Career and credentials

Nearly two decades across a hedge fund, private equity, special situations, and high-growth fintech.


The Midway Group
Analyst to Vice President, 2007 to 2013. RMBS investing and loan-level modeling at an MBS hedge fund.
CFA charterholder
Since 2011
MBA, Chicago Booth
The University of Chicago Booth School of Business, 2015
Lone Star Funds
Senior Associate to Vice President, 2016 to 2020. Private equity and special situations investments.
Private equity
Consultant, 2020 to 2021. Deals and diligence for Waterfall Asset Management and Parallaxes Capital.
SoFi
Senior Director, Strategic Finance, 2022 to 2026. Built the finance function for SoFi's member platform as it grew into a meaningful contributor to P&L.
Pentiv
Chief Financial Officer and Chief Strategy Officer, 2026
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
Career
Credentials

Usman’s responsibilities

Financial operations and strategic direction, in five areas.

Strategic direction

01

Platform strategy

The financial model for brokerage licensing and penitential future lender data products: pricing, service-level costs, and licensee economics.

02

Execution against commercial milestones

Licensing milestones tracked separately from brokerage operating performance: brokerages licensed, agents on licensed deployments, and licensee renewals.

Financial operations

03

Operating Performance

Aligning budgets and resources with growth priorities, improving operating efficiency, and evaluating investment in product development and commercialization.

04

Reporting

Reporting and forecasting infrastructure: the operating model, budget against actual, and a unit economics scorecard.

05

Governance

Reporting to the Audit Committee and the Special Advisory Committee on financial performance, internal controls, and progress against strategic priorities.

Operating priorities

Where Usman Maher will focus first.

Cost and operating discipline

Lock in operating cost improvements, including a more streamlined personnel cost base, and continue workflow and vendor rationalization.

Revenue quality

Scale Pentiv subscription revenue from mortgage agents, build licensing revenue from brokerages using Pentiv, and grow revenue per funded loan, with consistent unit economics reporting.

Financing

Manage the existing secured facility through its January 2027 maturity, and lead and secure any future facilities as the company needs them.

Data governance and reporting

Finalize the data governance framework and automate recurring reporting.

How progress will be measured

What Pentiv will measure as the plan moves forward, on the management cadence Usman Maher sets.

The AI workflows

Accuracy of each workflow in a side-by-side trial, graded by the agents who own it; rules signed off before go-live; pilot results in recruiting, renewals, and origination.

Pineapple

Agent growth, productivity per agent, cost per funded loan, and Pineapple+ subscription revenue.

Licensing

Brokerages licensed, agents on licensed deployments, and licensee renewals, reported separately from Pineapple.

Management cadence

Weekly

Cross-functional operating reviews

Monthly

Operating results

Quarterly

Milestone reporting

Summary

1	A proven network at scale	$10B originated all time, 29,000 mortgages funded, ~500 agents. Pineapple Financial, the company's operating brokerage, is customer zero: the platform was built inside it and runs its book today.
2	A working platform to build on	Pineapple's agents already run deals on Pineapple+, one shared system of record. The recruiting and renewal AI workflows are in production, and origination is being integrated.
3	A market of brokerages, not just borrowers	Most mortgage technology automates the loan file. Pentiv works on distribution: the people and workflows behind it. Every brokerage that recruits, retains, and grows agents is a potential licensee.
4	A path to recurring revenue	Pineapple+ subscription revenue grew 11.6% to about $625K in the first nine months of fiscal 2026. Brokerage licensing is the next recurring line; lender data products are a longer-term option.
5	A larger capital base	$51.6M shareholders' equity at May 31, 2026, up from $0.9M, and positive nine-month adjusted EBITDA.

The intelligence platform for mortgage brokerages.

Investor relations

ir@pentivhq.com
ir@gopineapple.com

Headquarters

111 Gordon Baker Road, Suite 200,
Toronto, Ontario M2H 3R1

Transfer agent

Endeavor Trust Corporation,
Vancouver, British Columbia

Listing

NYSE American: PAPL · PTIV effective on or about October 26, 2026

SEC filings

EDGAR, CIK 0001938109